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                                                                   EX-99.B(h)(2)

                             WELLS FARGO FUNDS TRUST
                            FUND ACCOUNTING AGREEMENT

                                   Appendix A
                         Funds and Classes of the Trust
                              as of August 6, 2002

Funds                                               Classes
-----                                               -------

Effective as of October 1, 1999:

100% Treasury Money Market Fund                     A, Service
Asset Allocation Fund                               A, B, C, Institutional
California Limited Term Tax-Free Fund               A, Institutional
Cash Investment Money Market Fund                   Service, Institutional
Colorado Tax-Free Fund                              A, B, Institutional
Diversified Bond Fund                               Institutional
Diversified Equity Fund                             A, B, C, Institutional
Diversified Small Cap Fund                          Institutional
Equity Income Fund                                  A, B, C, Institutional
Government Money Market Fund                        A, Service
Growth Balanced Fund                                A, B, C, Institutional
Growth Equity Fund                                  A, B, C, Institutional
Growth Fund                                         A, B, Institutional
Income Fund                                         A, B, Institutional
Index Fund                                          Institutional
Intermediate Government Income Fund                 A, B, C, Institutional
Large Company Growth Fund                           A, B, C, Institutional
Limited Term Government Income Fund                 A, B, Institutional
Minnesota Tax-Free Fund                             A, B, Institutional
Moderate Balanced Fund                              Institutional
Money Market Fund                                   A, B
National Limited Term Tax-Free Fund                 Institutional
National Tax-Free Fund                              A, B, C, Institutional
National Tax-Free Institutional Money Market Fund   Service, Institutional
National Tax-Free Money Market Fund                 A
Prime Investment Money Market Fund                  Service
Small Cap Growth Fund                               A, B, C, Institutional
Small Cap Opportunities Fund                        Institutional
Small Company Growth Fund                           Institutional
Stable Income Fund                                  A, B, Institutional
Strategic Growth Allocation Fund                    Institutional

                                       A1

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Funds                                               Classes
-----                                               -------

Effective as of October 1, 1999 (cont.)

Strategic Income Fund                               Institutional
Treasury Plus Institutional Money Market Fund       Service, Institutional
Treasury Plus Money Market Fund                     A
WealthBuilder Growth and Income Portfolio           Single Class
WealthBuilder Growth Balanced Portfolio             Single Class
WealthBuilder Growth Portfolio                      Single Class

Effective as of January 17, 2000:

California Tax-Free Fund                            A, B, C, Institutional
Income Plus Fund                                    A, B, C

Effective as of February 14, 2000:

Index Allocation Fund                               A, B, C

Effective as of March 20, 2000:

California Tax-Free Money Market Fund               A, Service
California Tax-Free Money Market Trust              Single Class
Equity Index Fund                                   A, B, O
Equity Value Fund                                   A, B, C, Institutional
International Equity Fund                           A, B, C, Institutional
Money Market Trust                                  Single Class
National Tax-Free Money Market Trust                Single Class
Overland Express Sweep Fund                         Single Class

Effective as of August 3, 2000:

OTC Growth Fund                                     O

Effective as of August 14, 2000:

Minnesota Money Market Fund                         A

Effective as of September 11, 2000:

Nebraska Tax-Free Fund                              Institutional

                                       A2

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Funds                                               Classes
-----                                               -------

Effective as of September 18, 2000:

Specialized Technology Fund                         A, B, C

Effective as of October 17, 2000:

Mid Cap Growth Fund                                 A, B, C

Effective as of April 2, 2001:

Specialized Health Sciences Fund                    A, B C

Effective as of June 25, 2001:

Outlook Today Fund                                  A, B, C, Institutional
Outlook 2010 Fund                                   A, B, C, Institutional
Outlook 2020 Fund                                   A, B, C, Institutional
Outlook 2030 Fund                                   A, B, C, Institutional
Outlook 2040 Fund                                   A, B, C, Institutional

Effective as of July 31, 2001:

Government Institutional Money Market Fund          Institutional
Prime Investment Institutional Money Market Fund    Institutional

Effective as of September 4, 2001:

Large Cap Appreciation Fund                         A, B, C, Institutional

Effective as of November 28, 2001:

Tactical Maturity Bond Fund                         Institutional

Effective as of January 31, 2002:

Small Company Value Fund                            A, B, Institutional

To be effective as of July 31, 2002:

Liquidity Reserve Money Market Fund                 Investor

To be effective as of a date to be announced:

California Limited Term Tax-Free Fund               C

                                       A3

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Large Cap Value Fund                                A, B, C, Institutional
Small Company Value Fund                            C

     IN WITNESS WHEREOF, the parties hereto have caused this amended Appendix A to the Fund Accounting Agreement between Wells Fargo Funds Trust and Forum Accounting Services, LLC dated October 1, 1999 to be re-executed in their names and on their behalf by and through their duly authorized officers, as of August 6, 2002.

                                              WELLS FARGO FUNDS TRUST


                                              By:   /s/ C. David Messman
                                                 ---------------------------
                                                    C. David Messman
                                                    Secretary


                                              FORUM ACCOUNTING SERVICES, LLC


                                              By:   /s/ Stacey E. Hong
                                                 ---------------------------
                                                    Stacey E. Hong
                                                    Director

                                       A4